1 2011 First-Quarter Earnings Results April 21, 2011 Exhibit 99.3

Introduction
Unless otherwise stated, we will be talking about results for the first-
quarter 2011 and comparing them with the same period in 2010
References to PMI volumes refer to PMI shipment data, unless otherwise stated
Industry volume and market shares are the latest data available from a number of internal and external sources
Acquisitions, for the purposes of this presentation, also include our business combination with Fortune Tobacco Corporation in the
Philippines
Organic volume refers to volume excluding acquisitions
Net revenues exclude excise taxes
OCI stands for Operating Companies Income, which is defined as operating income before general corporate expenses and the
amortization of intangibles. OCI growth rates are on an adjusted basis which excludes asset impairment, exit and other costs
Data tables showing adjustments to net revenues and OCI for
currency, acquisitions, asset impairment, exit and other costs, free cash flow calculations, adjustments to EPS, and reconciliations to
U.S. GAAP measures are at the end of today’s web cast slides and are posted on our web site

Forward-Looking and Cautionary Statements
This presentation and related discussion contain statements that, to the extent they do not relate strictly to historical or current facts, constitute “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on current plans, estimates and expectations, and are not guarantees of future performance. They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. PMI undertakes no obligation to publicly update or revise any forward-looking statements, except in the normal course of its public disclosure obligations. The risks and uncertainties relating to the forward-looking statements in this presentation include those described under Item 1A. “Risk Factors” in PMI’s Form 10-K for the year ended December 31, 2010, filed with the Securities and
Exchange Commission

First-Quarter 2011 Results
Very strong financial performance:
The events in Japan and North Africa only caused
temporary disruptions that were not material to our
financial results
Q1, 2011 Results
(a)
Net Revenues +2.7%
Adjusted OCI +8.0%
Adjusted Diluted EPS +14.4%
(a) All financial growth rates exclude currency. Net revenues and OCI growth rates also exclude acquisitions
Source: PMI Financials

First-Quarter 2011 Results
Volume performance:
Lower organic volume driven by Japan, Mexico, Pakistan,
Spain and Ukraine, as well as events in North Africa
All other markets, representing over 80% of our volume
base, grew at an organic rate of 1.0%
Q1, 2011 Results
Cigarette Volume +1.6%
Organic Cigarette Volume -3.3%
Source: PMI Financials

2011 EPS Guidance
Reported diluted EPS guidance for 2011 is being raised
by 20 cents to $4.55 to $4.65
Compared to an adjusted diluted EPS of $3.87 in 2010,
this corresponds to a growth rate of approximately 17.5%
to 20% at prevailing exchange rates, and approximately
12.5% to 15% excluding currency
Ten cents of the increased guidance are attributable to
more favorable prevailing exchange rates
Ten cents of the increased guidance are attributable to an
improved business outlook, partly offset by investments in
marketing and sales and slightly more conservative
pricing assumptions
Source: PMI forecasts

Japan
Japan Tobacco facing significant supply disruptions
in its home market
PMI has sufficient in-market inventories
Difficult to determine extent of likely uplift in PMI
sales
Second quarter will allow us to have better read on
total consumption levels and extent to which
consumers return to prior brand of choice
Source: PMI estimates

8 Japan - PMI Market Shares Source: Tobacco Institute of Japan (%) Total PMI Marlboro 2010 2011 Other PMI Brands 10.8 11.7 25.6 24.2 0 30 Q1 Q1

Pricing Assumptions
Continued economic difficulties and consumer
affordability issues in certain markets, such as Greece,
Spain and Ukraine
Reaction to competitive price moves, such as selective
tax absorption, brand repositioning, discounting and
delays in the implementation of tax-driven price increases
Pricing will nevertheless remain the key driver of PMI
profitability growth and our 2011 pricing variance is
expected to surpass the level achieved last year

Asia Region
PMI regional volume increased by 14.0% in Q1, driven by
the business combination in the Philippines, though down
1.7% on an organic basis
Marlboro volume in Asia increased by 0.7% overall and by
5.5% excluding Japan
Strong volume and share performance in Indonesia,
Korea and the Philippines
Excellent regional financial results with net revenues up
by 11.6% and adjusted OCI 34.0% higher, both excluding
currency and acquisitions
Source: PMI Financials, PMI estimates and Hankook Research

Australia - Plain Packaging
The Australian Government has released an exposure
draft of the bill, which would mandate plain packaging in
2012
There is a public consultation through June 6
PMI is firmly opposed to such a measure because:
-
there is no credible evidence that it will reduce smoking rates
-
it may undermine public health objectives by lowering prices and increasing illicit trade
-
it will violate intellectual property protections and breach international trade obligations
PMI will consider all appropriate options, including legal
action, to oppose the plain packaging proposal and
protect its valuable brands

Latin America & Canada Region
Impact of disruptively large
tax/price increase in Mexico
(+8 Pesos/pack of 20):
-
Underlying industry volume
decline estimated at 14%
-
Resilience of Marlboro
and
Benson & Hedges
Marlboro
market share up in all
key markets in the Region
Adjusted regional OCI up 15.7%
and adjusted OCI margin 1.9
points higher in the first quarter,
both excluding currency
Source: PMI Financials and PMI estimates
(%)
2010 2011
Marlboro
Mexico - Market Share
48.7
50.3
40
45
50
55
Q1 Q1

EU Region
Weak economies in Southern Europe driving industry
volume decline and consumer downtrading
Situation exacerbated in Spain by the introduction of a
total indoor smoking ban, higher prices, a reduction  in
trade inventories and an increase in contraband. Full-year
decline forecast at around 15%
Greece continued to be a drag on PMI results in Q1,
though comparables will be easier as of Q2
Industry volume in EU Region was down by 2.5%,
excluding Spain
Source: PMI Financials and PMI estimates

EU Region
PMI regional net revenues down 3.5% and adjusted OCI
2.3% lower in Q1, excluding currency, due to lower
industry volume and a Regional share decline
Structural excise tax improvements in 2011 in France,
Greece, the Netherlands, Sweden and the UK
Multi-year excise tax programs in Germany and the
Czech Republic
PMI has announced a 20 Euro cents per pack of 19
cigarettes price increase in Germany across its portfolio
PMI cigarette market share in Germany up 0.5 points in
Q1 and fine cut market share up 0.9 points
Source: PMI Financials and PMI estimates

EU Region
(a) Young Adult Smokers: Legal Age (minimum 18)-24 years old; 12 mm: 12 months moving average
(b) Through end February
Source: PMI estimates and PMI Market Research
(%)
2008
(%)
2009 2010 2011
France – Philip Morris brand
Market Share
2009 2010 2011
Italy – Marlboro
YAS 12 mm Share
(a)
6.4
6.9
7.6
8.2
0
10
Q1 Q1 Q1 Q1
34
29
33
25
40
1 2 3 4 1 2 3 4 Q1
(b)

EEMA Region
PMI volume decreased by 0.8% driven by Ukraine and
North Africa, partly offset by favorable comparisons in
Romania and Turkey
Strong premium portfolio performance with higher
Marlboro
and Parliament volumes
Russian market impacted by rampant food price inflation
and cigarette price increases. Moderate industry volume
decline now expected in 2011 and only modest consumer
uptrading
PMI’s slight volume and share decline in Russia in Q1,
2011, attributable to the timing of price increases and
increased price gaps at the bottom of the market
Source: PMI Financials and A.C. Nielsen

EEMA Region
Market contraction and polarization in Ukraine with
premium and super-low segments growing
PMI share loss of 3.6 points in Ukraine through end
February, driven by under-representation at the bottom
end of the market
PMI volume increased by 10.4% in Turkey during the first
quarter, driven by Parliament, Muratti
and L&M
Regional net revenues and adjusted OCI, both excluding
currency, were down 1.7% and 4.4% respectively, in the
quarter
Excluding impact of tax/price windfalls in Q1, 2010,
Regional adjusted OCI would have been up at double
digit rate
Source: PMI Financials and A.C. Nielsen

PMI Market Share Developments
(%)
Top 30 PMI OCI Markets
Note: Historical data adjusted for pro-forma inclusion of business combination with Fortune Tobacco in the Philippines
Source: PMI estimates
34.6
35.3
35.8
32
37
Q1, 2009 Q1, 2010 Q1, 2011

19 9.0 9.1 9.2 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Marlboro – Market Share 2009 2010 Marlboro Global Share of Market (a) – 12 Months Moving Average (%) (a) Excluding China and USA Source: PMI estimates 2011 Q1

Tobacco Leaf and Direct Materials
Stable tobacco leaf prices expected in 2011, mainly due
to a larger crop in Brazil
Direct material costs stable
Manufacturing costs expected to increase in line with
inflation this year, partly offset by our $250 million annual productivity and cost reduction target, which we are fully
on track to achieve

Adjusted OCI Margins
2.2 42.7 44.9 Total
1.9 31.3 33.2 LA&C
7.7 38.7 46.4 Asia
(1.2) 44.1 42.9 EEMA
0.7 pp 48.6% 49.3 % EU
Variance 2010 2011
(a)
First-Quarter
(a) Excluding currency and acquisitions
Source: PMI Financials

Free Cash Flow
(a) Free cash flow equals net cash provided by operating activities less capital expenditures
Source: PMI Financials
Free Cash Flow
(a)
($ million)
+22.6%
Increase driven by higher
net earnings, lower
pension contributions and
lower cash exit costs
We continue to focus on
reducing inventory levels
Year-end working capital
requirements remain
subject to tax/price
increases and forestalling
regulations
1,824
2,236
0
500
1,000
1,500
2,000
2,500
Q1, 2010 Q1, 2011

Share Repurchase Program
During the first quarter, PMI spent some $1.36 billion to
purchase 22.2 million shares at an average of $61.21
Full-year 2011 share repurchases expected to total
around $5 billion

Conclusions
Strong first-quarter results
Business outlook is favorable
Positive impact of Japan difficult to measure
Increased investment behind our portfolio of leading
brands
Slightly more conservative pricing assumptions
2011 reported diluted EPS guidance raised by 20 cents to
$4.55 to $4.65:
-
Ten cents to reflect our positive business momentum
-
Ten cents to reflect more favorable exchange rates
We will continue to use our strong cash flow to generously
reward our shareholders

25 Questions & Answers 2011 First-Quarter Results

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments for the Impact of Currency and Acquisitions
For the Quarters Ended March 31,
($ in millions)
(Unaudited)
(1) Represents the business combination in the Philippines
Reported Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes
Less
Currency
Reported Net
Revenues
excluding
Excise Taxes &
Currency
Less
Acquisi-
tions
Reported Net
Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
Reported Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
6,415 $            4,414 $           2,001 $            (106) $       2,107 $                - $          2,107 $            European Union 6,748 $            4,564 $           2,184 $            (8.4)% (3.5)% (3.5)%
3,671 1,984 1,687 (29) 1,716 - 1,716 EEMA 3,356 1,610 1,746 (3.4)% (1.7)% (1.7)%
4,288 1,965 2,323 128 2,195 105
(1)
2,090 Asia 3,562 1,689 1,873 24.0% 17.2% 11.6%
2,156 1,376 780 24 756 - 756 Latin America & Canada 1,921 1,228 693 12.6% 9.1% 9.1%
16,530 $          9,739 $           6,791 $            17 $           6,774 $               105 $     6,669 $            PMI Total 15,587 $          9,091 $           6,496 $            4.5% 4.3% 2.7%
Reported
Operating
Companies
Income
Less
Currency
Reported
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Reported
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
1,006 $            (21) $         1,027 $                - $          1,027 $            European Union 1,062 $            (5.3)% (3.3)% (3.3)%
722 (12) 734 - 734 EEMA 770 (6.2)% (4.7)% (4.7)%
1,093 102 991 23
(1)
968 Asia 724 51.0% 36.9% 33.7%
251 1 250 - 250 Latin America & Canada 217 15.7% 15.2% 15.2%
3,072 $            70 $           3,002 $               23 $       2,979 $            PMI Total 2,773 $            10.8% 8.3% 7.4%
% Change in Reported Net Revenues
excluding Excise Taxes
2011 2010
% Change in Reported Operating
Companies Income
2011 2010

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Quarters Ended March 31,
($ in millions)
(Unaudited)
(1) Represents the business combination in the Philippines
(2) For the calculation of net revenues excluding excise taxes, currency and acquisitions refer to previous slide
Reported
Operating
Companies
Income
Less
Asset Impairment
& Exit Costs
Adjusted
Operating
Companies
Income
Less
Currency
Adjusted
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income
Less
Asset
Impairment &
Exit Costs
Adjusted
Operating
Companies
Income Adjusted
Adjusted
excluding
Currency
Adjusted
excluding
Currency &
Acquisitions
1,006 $          (11) $                       1,017 $          (21) $              1,038 $            - $                        1,038 $             European Union 1,062 $          - $                         1,062 $          (4.2)% (2.3)% (2.3)%
722 (2) 724 (12) 736 - 736 EEMA 770 - 770 (6.0)% (4.4)% (4.4)%
1,093 (2) 1,095 102 993 23
(1)
970 Asia 724 - 724 51.2% 37.2% 34.0%
251 (1) 252 1 251 - 251 Latin America & Canada 217 - 217 16.1% 15.7% 15.7%
3,072 $          (16) $                       3,088 $          70 $               3,018 $            23 $                      2,995 $             PMI Total 2,773 $          - $                         2,773 $          11.4% 8.8% 8.0%
% Points Change
Adjusted
Operating
Companies
Income
excluding
Currency
Net Revenues
excluding Excise
Taxes &
Currency
(2)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Net Revenues
excluding Excise
Taxes, Currency
& Acquisitions
(2)
Adjusted
Operating
Companies
Income Margin
excluding
Currency &
Acquisitions
Adjusted
Operating
Companies
Income
Net Revenues
excluding Excise
Taxes
(2)
Adjusted
Operating
Companies
Income
Margin
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income Margin
excluding
Currency &
Acquisitions
1,038 $          2,107 $                   49.3% 1,038 $            2,107 $                 49.3% European Union 1,062 $          2,184 $                 48.6% 0.7 0.7
736 1,716 42.9% 736 1,716 42.9% EEMA 770 1,746 44.1% (1.2) (1.2)
993 2,195 45.2% 970 2,090 46.4% Asia 724 1,873 38.7% 6.5 7.7
251 756 33.2% 251 756 33.2% Latin America & Canada 217 693 31.3% 1.9 1.9
3,018 $          6,774 $                   44.6% 2,995 $            6,669 $                 44.9% PMI Total 2,773 $          6,496 $                 42.7% 1.9 2.2
2010
2011 2010
2011
% Change in Adjusted Operating
Companies Income

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency
For the Quarters Ended March 31,
(Unaudited)
2011 2010 % Change
Reported Diluted EPS 1.06 $                      0.90 $                      17.8%
Adjustments:
Tax items (0.01) -
Asset impairment and exit costs 0.01 -
Adjusted Diluted EPS 1.06 $                      0.90 $                      17.8%
Less:
Currency impact 0.03
Adjusted Diluted EPS, excluding Currency 1.03 $                      0.90 $                      14.4%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Cash Flow to Free Cash Flow and Free Cash Flow, excluding Currency
For the Quarters Ended March 31,
($ in millions)
(Unaudited)
(a) Operating Cash Flow
2011 2010 % Change
Net cash provided by operating activities
(a)
2,395 $                    1,974 $                    21.3%
Less:
Capital expenditures 159 150
Free cash flow 2,236 $                    1,824 $                    22.6%
Less:
Currency impact 28
Free cash flow, excluding currency 2,208 $                    1,824 $                    21.1%

30 2011 First-Quarter Results April 21, 2011